                                                                    EXHIBIT 10.1


                      SECOND SUPPLEMENT TO NOTE AGREEMENT


     This Second Supplement to Note Agreement (the "Second Supplement") is made and entered into as of the 12th day of May, 1995, by and between Cash America International, Inc. (the "Company") and Teachers Insurance and Annuity Association of America ("Teachers").

                                    RECITALS

     WHEREAS, the parties hereto have entered into a Note Agreement dated as of May 6, 1993, pursuant to which the Company issued and Teachers purchased $30,000,000 aggregate principal amount of the Company's 8.33% Senior Notes Due May 1, 2003, and the parties have amended said Note Agreement by entering into a First Supplement to Note Agreement dated as of September 20, 1994 (said Note Agreement, as amended, being referred to hereafter as the "Note Agreement"); and

     WHEREAS, the Company and Teachers desire to amend certain provisions of the Note Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Teachers hereby agree as follows:

     1. Amendment to Section 9.01 of the Note Agreement. Section 9.01 of the Note Agreement is hereby amended to read in its entirety as follows:

                        SECTION 9.01 Consolidated Indebtedness for Money Borrowed. The Company will not permit Consolidated Indebtedness for Money Borrowed, as of the last day of any Fiscal Quarter commencing on or after January 1, 1993, to be greater than the amount determined by multiplying the Applicable Percentage for such date times the sum of (a) Consolidated Indebtedness for Money Borrowed as of such date and (b) Consolidated Tangible Net Worth as of such date. As used in this Section 9.01, "Applicable Percentage" means (i) for any date prior to July 1, 1994, 47.5%,
              (ii) for any date from July 1, 1994 up to and including June 30, 1995, 55%, and (iii) for any date after June 30, 1995, 50%.

     2. Amendment to Section 9.05 of the Note Agreement. Section 9.05 of the Note Agreement is hereby amended to read in its entirety as follows:

                        SECTION 9.05 Inventory Turnover. The Company will not at any time permit the ratio of (a) cost of goods sold by the Company and the Consolidated Subsidiaries for the Computation Period (as shown on the consolidated statements of income delivered by the Company pursuant to clause (a) or (b) of Section
              8.01 with respect to the Computation Period) to (b) the Average Monthly Inventory for the Computation Period to be less than (i)
              1.75 to 1 for any date on or prior to June 30, 1994, (ii) 1.65 to 1 for any date after June 30, 1994 up to and including June 30,

              1995, and (iii) 1.75 to 1 for any date after June 30, 1995. As used in this Section 9.05, (I) "Computation Period" means, at any time, the 12-month period ended on the date of the most recent balance sheet delivered (or required to be delivered) by the Company pursuant to clause (a) or (b) of Section 8.01 and (ii) "Average Monthly Inventory" means, when used with reference to any Computation Period, the amount determined by dividing (A) the aggregate amounts of inventory appearing on the books of the Company and the Consolidated Subsidiaries as of the last day of each calendar month within such Computation Period by (B) twelve.

     3. Amendment to Section 9.06 of the Note Agreement. Section 9.06 of the Note Agreement is hereby amended to read in its entirety as follows:

                        SECTION 9.06 Fixed Charge Coverage. The Company will not at any time permit the ratio of (a) the sum of Consolidated Adjusted Net Income for the Computation Period plus the aggregate amount of all taxes, rents, leases and interest expenses deducted from gross income to obtain such Consolidated Adjusted Net Income to (b) the aggregate amount of all such rents, leases and interest expenses so deducted to be less than (i) 2.25 to 1 if the Computation Period ends on or before December 31, 1994, (ii)
              1.85 to 1 if the Computation Period ends after December 31, 1994 but on or before June 30, 1995, and (iii) 2.5 to 1 if the Computation Period ends after June 30, 1995. As used in this
              Section 9.06, "Computation Period" means, at any time, the four consecutive Fiscal Quarters covered by the four most recent income statements delivered (or required to be delivered) by the Company pursuant to Section 8.01(a).

     4. Definitions. All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.

     5. Ratification of Note Agreement. Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all reference to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this Second Amendment.

     6. Counterparts. This Second Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Second Supplement to Note Agreement as of the date first written above.



                            CASH AMERICA INTERNATIONAL, INC.



                            By: /s/ THOMAS A. BESSANT, JR.
                                --------------------------------------
                                Thomas A. Bessant, Jr., Vice President



                            TEACHERS INSURANCE AND ANNUITY
                            ASSOCIATION OF AMERICA



                            By: /s/ NANCY F. HELLER
                                --------------------------------------
                                Nancy F. Heller, Director
                                Private Placements

                       THIRD SUPPLEMENT TO NOTE AGREEMENT


     This Third Supplement to Note Agreement (the "Third Supplement") is made and entered into as of the 7th day of July, 1995, by and between CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Company"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Teachers").

                                R E C I T A L S

     WHEREAS, the parties hereto have entered into a Note Agreement, dated as of May 6, 1993, pursuant to which the Company issued and Teachers purchased $30,000,000 aggregate principal amount of the Company's 8.33% Senior Notes Due May 1, 2003 (as supplemented by the First Supplement dated as of September 20, 1994 and the Second Supplement dated as of May 12, 1995, the "1993 Note Agreement");

     WHEREAS, the Company intends to enter into a Note Agreement (the "1995 Note Agreement") with Teachers, pursuant to which the Company will issue $20,000,000 principal amount of its 8.14% Senior Notes due July 7, 2007 (the "1995 Notes"), and the 1995 Notes will be guaranteed by certain subsidiaries of the Company (the "1995 Guaranty");

     WHEREAS, in connection with entering into the 1995 Note Agreement, the Company and Teachers desire to amend certain provisions of the 1993 Note Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Teachers hereby agree as follows:

     1.  Amendment to Section 2.01 of the 1993 Note Agreement.  (a)  Section
2.01 of the 1993 Note Agreement is hereby amended to revise and amend the following defined terms used in the 1993 Note Agreement:

              "Bank Loan Agreement" means the Senior Revolving Credit Facility Agreement dated as of June 29, 1993, among the Company, the banks party thereto and NationsBank of Texas, N.A., as Agent, as amended by
         (i) the First Amendment to Senior Revolving Credit Facility Agreement dated as of June 7, 1994; (ii) the Second Amendment to Senior Revolving Credit Agreement dated as of September 21, 1994; (iii) the Third Amendment to Senior Revolving Credit Agreement dated as of March 10, 1995; and (iv) the Fourth Amendment to Senior Revolving Credit Agreement dated as of June 7, 1995.

              "Loan Documents" means, collectively, this Agreement, the Notes, the Guaranty, the Subrogation and Contribution Agreement and other instruments and documents executed and delivered to the Purchaser by the Loan Parties, or any of them, pursuant to this Agreement.

              "1995 Guaranty" means that certain Joint and Several Guaranty dated as of July 7, 1995 delivered by the Company and certain of its Subsidiaries in connection with the issuance of the 1995 Notes.

              "1995 Note Agreement" means that certain Note Agreement dated as of July 7, 1995 between the Company and Teachers Insurance and Annuity Association of America.

              "1995 Notes" means those certain 8.14% Senior Notes due July 7, 2007 issued by the Company under and pursuant to the 1995 Note Agreement.

              "Subrogation and Contribution Agreement" means that certain Subrogation and Contribution Agreement dated as of July 7, 1995 delivered by the Company and certain of its Subsidiaries in connection with the Notes.

              "Pantbelaning Indebtedness" means indebtedness of Pantbelaning for borrowed money in the amount of SEK 193,750,000 pursuant to that certain Loan Agreement, dated as of September 21, 1994, among Pantbelaning, the Lenders who are a party thereto, and NationsBank of Texas, N.A., as Administrative Lender, as the same may be renewed, extended and modified from time to time.

              "Thomas Hjelm" means Murtrum AB, formerly known as Thomas Hjelm AB, a corporation organized under the laws of Sweden and a Wholly-Owned Subsidiary.

              "Thomas Hjelm Affiliates" means the following corporations, each of which (i) is organized under the laws of Sweden and (ii) is a Wholly-Owned Subsidiary: Pantintressenter i Stockholm AB; AB Svensk Pantbelaning; and Svenska Aktionsgruppen AB.

     The definition of "Temporary Cash Investment" contained in Section 2.01 of the 1993 Note Agreement is amended to add thereto a new clause (g), to follow clause (f), to read as follows:

              "and (g) in the case of Pantbelaning, Thomas Hjelm and the Thomas Hjelm Affiliates, certificates of deposit and other instruments substantially equivalent to a certificate of deposit maturing within 180 days from the date of acquisition and issued by a bank or trust company organized and located in Sweden having capital, surplus and undivided profits of at least SEK 750,000,000."


     2. Amendment to Section 9.01 of the 1993 Note Agreement. Section 9.01 of the 1993 Note Agreement is hereby amended to read in its entirety as follows:

              SECTION 9.01. Consolidated Indebtedness for Money Borrowed. The Company will not permit Consolidated Indebtedness for Money Borrowed, as of the last day of any Fiscal Quarter commencing on or after January 1, 1995, to be greater than the amount determined by multiplying the Applicable Percentage for such date times the sum of
         (a) Consolidated Indebtedness for Money Borrowed as of such date and
         (b) Consolidated Tangible Net Worth as of such date.  As used in this
         Section 9.01, "Applicable Percentage" means the following:



         For the Fiscal Quarter Ending On                Applicable Percentage
         --------------------------------                ---------------------

         March 31, 1995 through September 30, 1997            57.5%
         December 31, 1997                                             55%
         March 31, 1998 through September 30, 1998            57.5%
         December 31, 1998                                             55%
         March 31, 1999 through September 30, 1999            55%
         December 31, 1999                                             52.5%
         March 31, 2000 through September 30, 2000            55%
         December 31, 2000                                             52.5%
         March 31, 2001 through September 30, 2001            55%
         December 31, 2001                                             52.5%
         March 31, 2002 through September 30, 2002            55%
         December 31, 2002                                             52.5%
         March 31, 2003 and thereafter                                 55%


     3. Amendment to Section 9.05 of the 1993 Note Agreement. Section 9.05 of the 1993 Note Agreement is hereby amended to read in its entirety as follows:

              SECTION 9.05. Inventory Turnover. The Company will not at any time permit the ratio of (a) cost of goods sold by the Company and the Consolidated Subsidiaries for the Computation Period (as shown on the consolidated statements of income delivered by the Company pursuant to clause (a) or (b) of Section 8.01 with respect to the Computation Period) to (b) the Average Monthly Inventory for the Computation Period to be less than 1.65 to 1. As used in this Section 9.05, (i) "Computation Period" means, at any time, the 12-month period ended on the date of the most recent balance sheet delivered (or required to be delivered) by the Company pursuant to clause (a) or (b) of Section
         8.01 and (ii) "Average Monthly Inventory" means, when used with reference to any Computation Period, the amount determined by dividing
         (A) the aggregate amounts of inventory appearing on the books of the Company and the Consolidated Subsidiaries as of the last day of each calendar month within such Computation Period by (B) twelve.

     4. Amendment to Section 9.06 of the 1993 Note Agreement. Section 9.06 of the 1993 Note Agreement is hereby amended in its entirety to read as follows:

              SECTION 9.06. Fixed Charge Coverage. The Company will not at any time permit the ratio of (a) the sum of Consolidated Adjusted Net Income for the Computation Period plus the aggregate amount of all taxes, rents, leases and interest expenses deducted from gross income to obtain such Consolidated Adjusted Net Income to (b) the aggregate amount of all such rents, leases and interest expenses so deducted to be less than (i) 1.8 to 1 if the Computation Period ends on or before December 31, 1995, (ii) 1.85 to 1 if the Computation Period ends after December 31, 1995 but on or before December 31, 1996, and (iii) 1.9 to 1 if the Computation Period ends after December 31, 1996. As used in this Section 9.06, "Computation Period" means, at any time, the period of four consecutive Fiscal Quarters ended on the date of the most recent balance sheet delivered (or required to be delivered) by the Company pursuant to clause (a) or (b) of Section 8.01.

     5. Amendment to Section 9.08(a) of the 1993 Note Agreement. Clause (1) of Section 9.08(a) of the 1993 Note Agreement is hereby amended in its entirety to read as follows:

              (1)(A) indebtedness of the Company arising out of this Agreement and the other Loan Documents, and (B) indebtedness of the Company arising out of the 1995 Note Agreement, the 1995 Note, the 1995 Guaranty and the other Loan Documents as defined in the 1995 Note Agreement;

     6.  Amendment to Section 9.08(b)(1) of the 1993 Note Agreement.  Clause
(1) of Section 9.08(b) of the 1993 Note Agreement is hereby amended in its entirety to read as follows:

              (1)(A) indebtedness of Subsidiaries arising out of this Agreement and the other Loan Documents, and (B) indebtedness of Subsidiaries arising out of the 1995 Guaranty;

     7.  Amendment to Section 9.08(b)(10) of the 1993 Note Agreement.  Clause
(10) of Section 9.08(b) of the 1993 Note Agreement is hereby amended to read in its entirety as follows:

              (10)(A) in the case of Pantbelaning, the Pantbelaning Indebtedness, (B) in the case of Pantbelaning, Thomas Hjelm, and the Thomas Hjelm Affiliates, indebtedness for money borrowed (not to exceed SEK 55,000,000 in the aggregate at any time outstanding) incurred after the date hereof pursuant to a credit facility to be extended by one or more banks, but only if no Default shall be in existence at the time of the incurrence of such indebtedness, and (C) in the case of Harvey & Thompson Limited, indebtedness for money borrowed (not to exceed 5,000,000 pounds sterling in the aggregate at any time outstanding) incurred under and pursuant to that certain loan letter agreement between Harvey & Thompson Limited and Barclays Bank PLC dated August 26, 1993, as renewed and extended by that certain letter agreement between such parties dated February 10, 1995; provided that the indebtedness for money borrowed described in clauses
         (A), (B) and (C) described above may be extended, renewed or refinanced so long as there is no increase in principal amount of such indebtedness for money borrowed and so long as no Default shall be in existence or shall occur upon such extension, renewal or refinancing.

     8. Amendment to Section 9.08(b)(13) of the 1993 Note Agreement. Section 9.08(b)(13) of the 1993 Note Agreement is hereby amended to delete and remove in its entirety clause (13) thereof.

     9.  Amendment to Section 9.20(a)(1)(D) of the 1993 Note Agreement.
Section 9.20(a)(1)(D) of the 1993 Note Agreement is amended in its entirety to read as follows:

              "(D)      promptly (and in any event within 15 days) after the
              consummation of such acquisition, such Person shall duly authorize, execute and deliver to each Holder an instrument in writing pursuant to which such Person agrees to become a Guarantor under, and to be bound as a Guarantor by the terms of, the Guaranty and the Subrogation and Contribution Agreement; and"

     10. Amendment to Section 9.20(a)(2)(B) of the 1993 Note Agreement.
Section 9.20(a)(2)(B) of the 1993 Note Agreement is amended in its entirety to read as follows:

              "(B)      subject to paragraph (b) below, promptly (and in any
              event within 15 days) after its creation or formation, the New Entity shall duly authorize, execute and deliver to each Holder an instrument in writing pursuant to which the New Entity agrees to become a Guarantor under, and to be bound as a Guarantor by the terms of, the Guaranty and the Subrogation and Contribution Agreement;"

     11. Addition of a new Section 9.23 to the 1993 Note Agreement. The 1993 Note Agreement is hereby amended to add thereto a new Section 9.23, which shall read in its entirety as follows:

              SECTION 9.23. Incorporation of More Restrictive Covenants. In the event the Bank Loan Agreement or any renewal, modification or replacement thereof at any time includes a financial covenant or restriction similar to the covenants and restrictions set forth in
         Section 9.01, 9.05 or 9.06 hereof that is more restrictive than the levels set forth in said Section 9.01, 9.05 and 9.06 (the "More Restrictive Covenant"), the Company shall, immediately upon such inclusion of the More Restrictive Covenant, notify the Purchaser and furnish a verbatim statement of the More Restrictive Covenant. Such notification shall also inform the Purchaser of its right to elect in writing to substitute the More Restrictive Covenant as described below and shall state the date by which such election must be made in accordance with this Section 9.23. The Purchaser may elect to substitute the More Restrictive Covenant for the corresponding Section 9.01, 9.05 or 9.06 by notifying the Company in writing within sixty
         (60) days after receipt of the notice referred to in the preceding sentence.

     12. Amendment to Section 10.01(h) of the 1993 Note Agreement. Section 10.01(h) of the 1993 Note Agreement is amended in its entirety to read as follows:

         "(h)      any Loan Party, Harvey & Thompson Limited, Pantbelaning,
         Thomas Hjelm or any Thomas Hjelm Affiliate shall (i) default in any payment of principal of or interest on any other indebtedness in excess of $500,000 beyond any period of grace provided with respect thereto or (ii) fail to perform or observe any other covenant or agreement contained in any agreement under which any such indebtedness is created or outstanding within any applicable grace period provided therein (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is (A) to cause such indebtedness to become due prior to its stated maturity or (B) to permit the holder or holders of such indebtedness (or any Person acting on behalf of such holder or holders) to cause such indebtedness to become due prior to its stated maturity; or"

     13. Definitions. All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.

     14. Ratification of the 1993 Note Agreement. Except as specified hereinabove, all other terms of the 1993 Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the 1993 Note Agreement, and all references to the 1993 Note Agreement appearing in any other instrument or document, shall be deemed to refer to the 1993 Note Agreement as supplemented and amended by the First Supplement, the Second Supplement and this Third Supplement.

     15. Counterparts. This Third Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Third Supplement to Note Agreement as of the date first written above.


                            CASH AMERICA INTERNATIONAL, INC.



                            By: /s/ THOMAS A. BESSANT, JR.
                                --------------------------------------
                                Thomas A. Bessant, Jr., Vice President



                            TEACHERS INSURANCE AND ANNUITY
                            ASSOCIATION OF AMERICA



                            By: /s/ NANCY F. HELLER
                                --------------------------------------
                                Nancy F. Heller, Director
                                Private Placements

                    FOURTH SUPPLEMENT TO 1993 NOTE AGREEMENT


     This Fourth Supplement to 1993 Note Agreement (the "Fourth Supplement") is made and entered into as of the 10th day of November, 1995, by and between Cash America International, Inc. (the "Company") and Teachers Insurance and Annuity Association of America ("Teachers").

                                    RECITALS

     WHEREAS, the parties hereto have entered into a Note Agreement dated as of May 6, 1993, pursuant to which the Company issued and Teachers purchased $30,000,000 aggregate principal amount of the Company's 8.33% Senior Notes Due May 1, 2003, and the parties have amended said Note Agreement by entering into a First Supplement to Note Agreement dated as of September 20, 1994, a Second Supplement to Note Agreement dated as of May 12, 1995, and a Third Supplement to Note Agreement dated as of July 7, 1995 (said Note Agreement, as amended, being referred to hereafter as the "Note Agreement"); and

     WHEREAS, the Company and Teachers desire to provide for Teachers' consent to a change in accounting method by the Company and to amend certain provisions of the Note Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Teachers hereby agree as follows:

     1.  Consent to Change in Accounting Method.    The Company has informed
Teachers that the Company proposes to change its method of income recognition on pawn loans, with the change to be effective as of January 1, 1995. Under the new method, the Company accrues pawn service charges on a constant yield basis over the loan term for those loans with respect to which the Company deems collection to be probable. (The determination of probability of collection is based on historical statistics for loan redemptions.) For loans not repaid, the carrying value of the forfeited collateral (inventory) is the lower of cost (the principal amount advanced) or market. Under the old method, pawn service charges were accrued on all loans on a constant yield basis over the loan term. If a loan was not repaid, the principal amount advanced plus accrued pawn service charges became the carrying value of the forfeited collateral. Teachers hereby consents to the Company's change in its method of income recognition as described above, and, to the extent that such change would otherwise constitute a violation of Section 9.17 of the Note Agreement, Teachers hereby irrevocably and permanently waives any such violation and agrees that such change shall in no event constitute a Default or Event of Default at any time.

     2. Amendment to Section 9.02 of the Note Agreement. Section 9.02 of the Note Agreement is hereby amended to read in its entirety as follows:

              SECTION 9.02. Consolidated Tangible Net Worth. The Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $71,000,000 plus (b) 50% of Consolidated Adjusted Net Income (but only if positive) for each Fiscal Quarter ending after December 31, 1992.

     3. Amendment to Section 9.04 of the Note Agreement. Section 9.04 of the Note Agreement is hereby amended to read in its entirety as follows:

              SECTION 9.04. Current Assets to Total Indebtedness Ratio. The Company will not permit the ratio of (a) Consolidated Current Assets to (b) Consolidated Current Liabilities plus Consolidated Funded Debt to be less than (i) 1.25 to 1 as of the last day of any Fiscal Quarter commencing on or after January 1, 1993 and ending on or before December 31 1994, or (ii) 1.10 to 1 as of the last day of any Fiscal Quarter commencing on or after January 1, 1995. As used in this
         Section 9.04, "Consolidated Funded Debt" means, at any time, Consolidated Indebtedness for Money Borrowed at such time, provided that in no event shall Consolidated Funded Debt include any obligation included in Consolidated Current Liabilities.

     4. Amendment to Section 9.06 of the Note Agreement. Section 9.06 of the Note Agreement is hereby amended to read in its entirety as follows:

              SECTION 9.06. Fixed Charge Coverage. The Company will not at any time permit the ratio of (a) the sum of Consolidated Adjusted Net Income for the Computation Period plus the aggregate amount of all taxes, rents, leases and interest expenses deducted from gross income to obtain such Consolidated Adjusted Net Income to (b) the aggregate amount of all such taxes, rents, leases and interest expenses so deducted to be less than (i) 1.8 to 1 if the Computation Period ends on or before December 31, 1995, (ii) 1.85 to 1 if the Computation Period ends after December 31, 1995 but on or before December 31, 1996, and (iii) 1.9 to 1 if the Computation Period ends after December 31, 1996. As used in this Section 9.06, "Computation Period" means, at any time, the period of four consecutive Fiscal Quarters ended on the date of the most recent balance sheet delivered (or required to be delivered) by the Company pursuant to clause (a) or (b) of Section
         8.01. For purposes of this Section 9.06, the charge of $19,772,000 against the Company's First Quarter 1995 earnings for the cumulative effect (through December 31, 1994) of the change in its accounting method shall be excluded from the computation of Consolidated Adjusted Net Income.

     5.  Amendment to Section 9.07 of the Note Agreement.  Paragraph (a) of
Section 9.07 of the Note Agreement is hereby amended to read in its entirety as follows:

              (a) The Company will not, and will not permit any Subsidiary to,
         (i) declare or make any dividends or distributions on any of its Stock (other than dividends payable in shares of its Stock), (ii) purchase, redeem or acquire for value any of the Company's or any Subsidiary's Stock, (iii) make any principal payment on (or make any payment, transfer or deposit for the purpose of canceling, extinguishing, satisfying or defeasing) any indebtedness of the Company which is subordinate in right of payment to the Notes or any other Obligation,
         (iv) set aside funds for any such purposes or (v) become liable to do any of the foregoing (in each case, a "Restricted Payment") unless, immediately after giving effect thereto, (A) no Default shall exist and (B) the aggregate amount of all Restricted Payments made by the Company and all Subsidiaries since May 1, 1993 does not exceed 20% of Consolidated Adjusted Net Income for the period commencing on January 1, 1992. For purposes of this Section 9.07, the charge of $19,772,000 against the Company's First Quarter 1995 earnings for the cumulative effect (through December 31, 1994) of the change in its accounting method shall be excluded from the computation of Consolidated Adjusted Net Income.

     6. Definitions. All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.

     7. Ratification of Note Agreement. Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all reference to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this Fourth Supplement.

     8. Counterparts. This Fourth Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION, CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC., and VINCENT'S JEWELERS AND LOAN, INC., as Guarantors, do each acknowledge and approve the Note Agreement, as amended by this Fourth Supplement, and the other Loan Documents, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors.





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
     IN WITNESS WHEREOF, the undersigned have executed this Fourth Supplement to 1993 Note Agreement as of the date first written above.


                            CASH AMERICA INTERNATIONAL, INC.



                            By: /s/  Thomas A. Bessant, Jr.
                                --------------------------------------
                                Thomas A. Bessant, Jr., Vice President



                            TEACHERS INSURANCE AND ANNUITY
                            ASSOCIATION OF AMERICA



                            By: /s/  Nancy F. Heller
                                --------------------------------------
                                Nancy F. Heller, Director
                                Private Placements

                                   GUARANTORS


     CASH AMERICA, INC. OF SOUTH CAROLINA

     FLORIDA CASH AMERICA, INC.

     GEORGIA CASH AMERICA, INC.

     CASH AMERICA, INC. OF LOUISIANA

     CASH AMERICA, INC. OF NORTH CAROLINA

     CASH AMERICA, INC. OF TENNESSEE

     CASH AMERICA, INC. OF OKLAHOMA

     CASH AMERICA, INC. OF KENTUCKY

     CASH AMERICA PAWN, INC. OF OHIO

     CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

     CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

     CASH AMERICA HOLDING, INC.

     EXPRESS CASH INTERNATIONAL CORPORATION

     CASH AMERICA, INC. OF ALABAMA

     CASH AMERICA, INC. OF COLORADO

     CASH AMERICA, INC. OF INDIANA

     CASH AMERICA, INC.

     CASH AMERICA OF MISSOURI, INC.

     VINCENT'S JEWELERS AND LOAN, INC.


     By: /s/ Thomas A. Bessant, Jr.
         ----------------------------------------------
         Thomas A. Bessant, Jr., Vice President for All


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